Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO RULE 13a-14 OF THE SECURITIES EXCHANGE ACT OF 1934

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David J. Fallon, certify that:

1. I have reviewed this Annual report on Form 10-K of Noble International, Ltd.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2008	By:	/s/ DAVID J. FALLON
	Name:	David J. Fallon
	Title:	Chief Financial Officer (Principal Financial Officer) of Noble International, Ltd.